SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) May 16, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Form 8-K

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Release, dated May 16, 2003, issued by Entergy.

Item 9. Regulation FD Disclosure

Entergy Corporation

On May 16, 2003, Entergy issued a release to members of the media and financial community, including institutional investors and market research analysts, which is attached as an exhibit hereto and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation By: /s/ Nathan E. Langston Nathan E. Langston Senior Vice President and Chief Accounting Officer

Dated: May 16, 2003